UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2009
K-TRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-9576	22-1759452

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Routes 55 & 553 P.O. Box 888 Pitman, New Jersey	08071-0888

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (856) 589-0500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 9, 2009, K-Tron International, Inc. issued a press release announcing its third quarter financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
None.
(b) Pro Forma Financial Information.
None.
(c) Shell Company Transactions.
None.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 9, 2009 issued by K-Tron International, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRON INTERNATIONAL, INC.
By	ROBERT E. WISNIEWSKI
Robert E. Wisniewski
Senior Vice President, Chief Financial Officer and Treasurer

Dated: November 9, 2009

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 9, 2009 issued by K-Tron International, Inc.